Exhibit 10.2

LETTER OF TRANSMITTAL

To Tender in Respect of Any and All

11.50% Senior Secured Notes due 2016 (CUSIP No. 38211PAA7)

of

Good Sam Enterprises, LLC

Pursuant to the Offer to Purchase dated November 5, 2013.

IN ORDER TO BE ELIGIBLE TO RECEIVE THE TOTAL CONSIDERATION, HOLDERS OF NOTES MUST PROPERLY TENDER THEIR NOTES PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 19, 2013, UNLESS EXTENDED BY US IN OUR SOLE DISCRETION (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EARLY TENDER DEADLINE”).  THE TENDER OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON DECEMBER 4, 2013, UNLESS EXTENDED BY US IN OUR SOLE DISCRETION (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”).  HOLDERS MUST VALIDLY TENDER THEIR NOTES PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE TENDER OFFER CONSIDERATION.  HOLDERS WHO TENDER NOTES AFTER THE EARLY TENDER DEADLINE, BUT PRIOR TO THE EXPIRATION DATE, WILL BE ELIGIBLE TO RECEIVE ONLY THE TENDER OFFER CONSIDERATION AND WILL NOT RECEIVE THE EARLY TENDER PAYMENT.  TENDERED NOTES MAY BE WITHDRAWN IN ACCORDANCE WITH THE TERMS OF THE TENDER OFFER PRIOR TO 5:00 P.M. NEW YORK CITY TIME, ON NOVEMBER 19, 2013 (THE “WITHDRAWAL DEADLINE”).

HOLDERS THAT DESIRE TO PARTICIPATE IN THE TENDER OFFER AND RECEIVE THE TOTAL CONSIDERATION ON THE EARLY SETTLEMENT DATE MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) THEIR NOTES ACCORDING TO THE TERMS OF THE TENDER OFFER PRIOR TO THE EARLY TENDER DEADLINE.

HOLDERS THAT FAIL TO VALIDLY TENDER THEIR NOTES PRIOR TO THE EARLY TENDER DEADLINE BUT DESIRE TO PARTICIPATE IN THE TENDER OFFER AND RECEIVE ONLY THE TENDER OFFER CONSIDERATION ON THE FINAL SETTLEMENT DATE MUST VALIDLY TENDER THEIR NOTES ACCORDING TO THE TERMS OF THE TENDER OFFER PRIOR TO THE EXPIRATION DATE.

The Information Agent and Tender Agent for the Tender Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Attn: Elton Bagley

By Facsimile Transmission:

(212) 709-3328 (for eligible institutions only)

To Confirm Receipt of Facsimile by Telephone:

(212) 493-6996

Any questions regarding procedures for tendering Notes or requests for additional copies of documentation related to the Tender Offer should be directed to the Information Agent:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers, Call:

(212) 269-5550

All Others Call:

(800) 207-3158

Email: goodsam@dfking.com

All terms used herein and not defined herein have the respective meanings ascribed to them in the Offer to Purchase dated [November 5], 2013 of Good Sam Enterprises, LLC (as the same may be amended or supplemented, the “Offer to Purchase”).

The instructions contained herein and elsewhere in the Offer to Purchase should be read carefully before this Letter of Transmittal (this “Letter of Transmittal”) is completed.

Tender of the Notes through ATOP is to be made pursuant to the relevant procedures set forth in the Offer to Purchase under the caption “Procedures for Tendering Notes.”

This Letter of Transmittal is to be used by holders of our Notes listed in the heading of this Letter of Transmittal (each, a “Holder” and collectively, the “Holders”).  Tender of the Notes is to be made according to the Automated Tender Offer Program (“ATOP”) of DTC pursuant to the procedures set forth in the Offer to Purchase under the caption “Procedures for Tendering Notes.” DTC participants that are accepting the Tender Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the DTC account of the Information Agent and Tender Agent, D.F. King & Co., Inc.  DTC will then send a computer generated Agent’s Message (as defined in the Offer to Purchase) to the Information Agent and Tender Agent for its acceptance.  For you to validly tender your Notes in the Tender Offer, the Information Agent and Tender Agent must receive and confirm, prior to the Early Tender Deadline (to receive the Total Consideration, which consists of the Tender Offer Consideration plus the Early Tender Payment) or after the Early Tender Deadline but prior to the Expiration Date (to receive only the Tender Offer Consideration), an Agent’s Message under the ATOP procedures that affirms that:

•                  DTC has received your instructions to tender your Notes; and

•                  you agree to be bound by the terms of this Letter of Transmittal.

By using the ATOP procedures to tender outstanding Notes, you will not be required to deliver this Letter of Transmittal to the Information Agent and Tender Agent.  However, you will be bound by its terms just as if you had signed and submitted it.

We will pay for Notes that we have accepted for purchase by wiring to DTC on each of the Early Settlement Date and the Final Settlement Date (each, a “Settlement Date”) funds sufficient to pay the full amount of the Tender Offer Consideration and the Early Tender Payment (if applicable) that we then owe to the Holders plus cash in the amount of the interest accrued on the purchased Notes from the last interest payment date to, but not including, such Settlement Date.  We will not be responsible for any mistakes or delays made by DTC or any of its participants in distributing the Tender Offer Consideration, any Early Tender Payment (if applicable) or interest on the Notes, and no additional interest will be payable because of any such mistake or delay.

In the event that the Tender Offer is terminated or otherwise not completed, you will not receive cash in respect of any of your Notes that have been tendered in response to the Tender

Offer, even if you have validly tendered the Notes pursuant to the Tender Offer.  Any Notes that are validly tendered but not purchased by us will be returned, at our expense, through the facilities of DTC, to you by book-entry transfer.

The Tender Offer is being made strictly upon the terms and subject to the conditions set forth herein and elsewhere in the Offer to Purchase.

The consummation of the Tender Offer is subject to certain conditions including the Financing Condition and the General Conditions, all as more fully described in the Offer to Purchase under “Conditions to the Consummation of the Tender Offer.”

The instructions included with this Letter of Transmittal must be followed.  Questions and requests for assistance with tendering Notes or for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent and Tender Agent, whose address and telephone numbers appear on the second page of this Letter of Transmittal, and questions regarding the terms of the Tender Offer may be directed to the Dealer Manager, Goldman, Sachs & Co., whose address and telephone number appear under Instruction 7 below.

THE TENDER OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE TENDER OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

By tendering outstanding Notes in the Tender Offer to Good Sam Enterprises, LLC, a Delaware limited liability company (the “Company,” “we” or “us”), you acknowledge receipt of the Offer to Purchase (including this Letter of Transmittal and the instructions hereto), which constitutes our offer to purchase any and all of the Notes.

The Tender Offer is subject to certain conditions described in the Offer to Purchase under “Conditions to the Consummation of the Tender Offer.”

Upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase (collectively, the “Offer Documents”), you hereby tender to us the principal amount of Notes indicated in the applicable Agent’s Message.

Subject to, and effective upon, the acceptance for purchase of the principal amount of Notes tendered under this Letter of Transmittal, you hereby tender, exchange, sell, assign and transfer to, or upon the order of, us, all right, title and interest in and to all of the Notes that are being tendered hereby (the applicable amount of which are indicated in the applicable Agent’s Message), waive any and all other rights with respect to such Notes, including, without limitation, any existing or past defaults, and release and discharge us from any and all claims you may have now, or may have in the future, arising out of, or related to, such Notes, including without limitation any claims that you are entitled to receive additional principal or interest payments with respect to such Notes or to participate in any redemption or defeasance of such Notes.  You hereby irrevocably constitute and appoint the Information Agent and Tender Agent as your true and lawful agent and attorney-in-fact (with full knowledge that the Information Agent and Tender Agent also acts as our agent) with respect to such Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest): (i) to transfer ownership of such Notes on the account books maintained by DTC to the Information Agent and Tender Agent or us or upon our order and (ii) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes.

You understand that tenders of Notes made prior to the Withdrawal Deadline may be withdrawn at any time prior to the Withdrawal Deadline, but not thereafter, except in certain limited circumstances where additional withdrawal rights are required by law.

You understand that tenders of your Notes pursuant to the procedures described in the Offer to Purchase and in the instructions hereto and acceptance thereof by us will constitute a binding agreement between you and us upon the terms and subject to the conditions of the Offer to Purchase and this Letter of Transmittal.

You hereby represent and warrant that you have full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and that when such Notes are accepted for purchase by us, we will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and subject to no adverse claim or right.  You will, upon request, execute and deliver any additional documents deemed by the Information Agent and Tender Agent or by us to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

In consideration for the purchase of the Notes pursuant to the Tender Offer, you hereby waive, release, forever discharge and agree not to sue the Company or its former, current or future directors, officers, employees, agents, subsidiaries, affiliates, stockholders, predecessors, successors, assigns or other representatives as to any and all claims, demands, causes of action and liabilities of any kind and under any theory whatsoever, whether known or unknown (excluding any liability arising under U.S. federal securities laws in connection with the Tender Offer), by reason of any act, omission, transaction or occurrence, that you ever had, now have or hereafter may have against the Company as a result of or in any manner related to:

•                  your purchase, ownership or disposition of the Notes pursuant to the Tender Offer; or

•                  any decline in the value thereof prior to and including the Expiration Date (and thereafter, to the extent you retain Notes after such Expiration Date).

Without limiting the generality or effect of the foregoing, upon the purchase of such Notes pursuant to the Tender Offer, the Company shall obtain all rights relating to your ownership of Notes (including, without limitation, the right to all interest payable on the Notes) and any and all claims relating thereto.

For purposes of the Tender Offer, you understand that we will be deemed to have accepted for purchase validly tendered Notes (or defectively tendered Notes with respect to which we have waived such defect), if, as and when we give oral (confirmed in writing) or written notice thereof to the Information Agent and Tender Agent.

You understand that we will not accept for purchase any Notes tendered after the Expiration Date.  In addition, you understand that your Notes must be validly tendered (and not validly withdrawn) prior to the Early Tender Deadline in order to be eligible to receive the Total Consideration on the Early Settlement Date.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive your death or incapacity, and your obligations under this Letter of Transmittal shall be binding upon your heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, other personal and legal representatives and any subsequent transferees of the Notes.

You understand that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Information Agent and Tender Agent, until receipt and confirmation of an Agent’s Message.

You understand that all questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by us, in our sole discretion, which determination shall be final and binding.

Very truly yours,

Good Sam Enterprises, LLC

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Tender Offer

1.             Book-Entry Confirmations; Consideration; Withdrawal of Tenders.  To be eligible to receive the Total Consideration on the Early Settlement Date for the tender of Notes in the Tender Offer, a confirmation of any book-entry transfer into the account of the Information Agent and Tender Agent at DTC through ATOP of Notes tendered electronically must be received (and not validly withdrawn) by the Information Agent and Tender Agent prior to the Early Tender Deadline.  To be eligible to receive the Tender Offer Consideration (but not the Early Tender Payment) on the Final Settlement Date for the tender of Notes in the Tender Offer, a confirmation of any book-entry transfer into the account of the Information Agent and Tender Agent maintained by DTC through ATOP of Notes tendered electronically must be received (and not validly withdrawn) by the Information Agent and Tender Agent prior to the Expiration Date.  Tenders of Notes made prior to the Early Tender Deadline or the Expiration Date, as applicable, will be accepted in accordance with the procedures described in the preceding sentence or otherwise in compliance with this Letter of Transmittal.  You are solely responsible for ensuring that your Notes are validly tendered in the Tender Offer.  It is suggested that holders tender their Notes sufficiently in advance of the Early Tender Deadline or the Expiration Date, as applicable, to permit delivery by DTC of the Agent’s Message to the Information Agent and Tender Agent prior to such time.  The delivery will be deemed made when the Agent’s Message is actually received and confirmed by the Information Agent and Tender Agent.  Holders who validly tender and do not validly withdraw Notes will be paid accrued and unpaid interest, if any, from the last interest payment date on such Notes up to, but not including, the applicable Settlement Date for their Notes accepted for purchase.

Tenders of Notes made prior to the Withdrawal Deadline may be withdrawn at any time before the Withdrawal Deadline, but not thereafter, except in certain limited circumstances where additional withdrawal rights are required by law.  Withdrawal of tenders of Notes may be accomplished by complying with the applicable ATOP procedures for withdrawal of tenders.  The Information Agent and Tender Agent must receive the “Request Message” relating to a Holder’s withdrawal prior to the Withdrawal Deadline, assuming no additional withdrawal rights are required by law.  If you withdraw Notes, you will have the right to re-tender them through ATOP prior to the Early Tender Deadline (in which case, if you re-tender prior to the Early Tender Deadline, you will be eligible to receive the Total Consideration) or after the Early Tender Deadline but prior to the Expiration Date (in which case you will be eligible to receive the Tender Offer Consideration only).

All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal of tenders will be determined by us, in our sole discretion (and our determination shall be final and binding).  Neither we, the Information Agent and Tender Agent, the Dealer Manager, The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the

“Collateral Agent”), nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal of tenders, or incur any liability for failure to give any such notification.

2.             Partial Tenders.  Tenders of Notes pursuant to the Tender Offer will be accepted only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof and may be tendered only in such denominations.  With respect to any tender of Notes by a Holder, the entire principal amount of Notes set forth in a participant’s DTC account will be deemed to have been tendered unless otherwise indicated.  If the entire principal amount of all Notes is not tendered or not accepted for purchase, Notes representing such untendered amount will be returned by credit to the participant’s account at DTC promptly after the Notes are accepted for purchase.

3.             Transfer Taxes.  We will pay all transfer taxes, if any, payable on the purchase and transfer of Notes purchased pursuant to the Tender Offer, provided, for the avoidance of doubt, that such transfer taxes will not be considered to include income taxes, franchise taxes, or any other taxes that are not occasioned solely by the transfer of the Notes.  If, however, payment is to be made to, or if Notes not tendered or purchased are to be registered in the name of or delivered to, any persons other than the registered owners, or if tendered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

4.             Irregularities.  All questions as to the validity (including time of receipt) and acceptance of tenders of Notes will be determined by us, in our sole discretion, which determination shall be final and binding.  Alternative, conditional or contingent tenders will not be considered valid.  We reserve the absolute right to reject any or all tenders in respect of the Notes the acceptance of which would, in our opinion, be unlawful.  We also reserve the right to waive any defects, irregularities or conditions of tender as to particular Notes.  Our interpretation of the terms and conditions of the Tender Offer (including the instructions in this Letter of Transmittal) will be final and binding.  Any defect or irregularity in connection with tenders of Notes must be cured within such time as we determine, unless waived by us.  Tenders of Notes shall not have been deemed to have been made until all defects or irregularities have been waived by us or cured.  All tendering Holders, by tender of Notes in the Tender Offer, waive any right to receive notice of the acceptance of their Notes for purchase.  Neither we, the Dealer Manager, the Information Agent and Tender Agent, the Trustee, the Collateral Agent nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes, or will incur any liability to Holders for failure to give any such notice.

5.             Waiver of Conditions.  While we have no current plans or arrangements to do so, we expressly reserve the absolute right, in our sole discretion, to amend or waive any of the conditions of the Tender Offer in the case of any Notes tendered, in whole or in part, at any time and from time to time.  In the case of an amendment to a condition of the Tender Offer, we will give Holders notice of such amendment as may be required by applicable law.

6.             Backup Withholding; IRS Form W-9; IRS Form W-8.  TO COMPLY WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY YOU FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER U.S. FEDERAL TAX LAW; (B) SUCH DISCUSSION IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Under U.S. federal income tax laws, a U.S. Holder (as defined in the Offer to Purchase) whose tendered Notes are accepted for payment is required to provide the withholding agent with such U.S. Holder’s correct taxpayer identification number (“TIN”) on Internal Revenue Service (“IRS”) Form W-9 attached hereto and certify on the IRS Form W-9 that (i) the TIN provided on the IRS Form W-9 is correct (or that such holder is awaiting a TIN) and (ii) the holder is not subject to backup withholding because (x) such holder is exempt from backup withholding, (y) such holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the IRS has notified the holder that it is no longer subject to backup withholding.  If such U.S. Holder is an individual, the TIN is his or her social security number or individual taxpayer identification number.  If the U.S. Holder fails to provide its TIN, a $50 penalty may be imposed on the U.S. Holder by the IRS, and payments made with respect to Notes purchased pursuant to the Tender Offer may be subject to backup withholding.  Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

Exempt U.S. Holders (including, among others, all corporations) are not subject to these backup withholding requirements.  However, to prevent backup withholding, an exempt U.S. Holder should provide a properly completed, signed and dated IRS Form W-9, checking the appropriate boxes to indicate its exempt status to the withholding agent.  A Non-U.S. Holder may qualify as an exempt recipient by submitting to the withholding agent an appropriate, properly completed IRS Form W-8, signed under penalties of perjury, certifying to such holder’s non-U.S. status.  An appropriate IRS Form W-8 can be obtained from the Information Agent and Tender Agent or at the IRS website at http://www.irs.gov.

If a U.S. Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should write “Applied For” in the space for the TIN provided on the attached IRS Form W-9 in order to prevent backup withholding.  Notwithstanding that “Applied For” has been written in the space for the TIN on IRS Form W-9, 28% of all payments made prior to the time a properly certified TIN is provided will be withheld, and if a TIN is not provided within sixty (60) days, such amounts will be paid over to the IRS.

Failure to provide a properly completed IRS Form W-9 or applicable IRS Form W-8 may result in the application of backup withholding.  If backup withholding applies, 28% of any payments made to the holder is required to be withheld.  Backup withholding is not an additional tax.  Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS, provided that the required information is properly provided to the IRS on a timely basis.

For a general discussion of certain U.S. federal income tax considerations of the Tender Offer, you should review the section of the Offer to Purchase entitled “Certain U.S. Federal Income Tax Considerations.”

7.             Requests for Assistance or Additional Copies.  Any questions regarding the terms of the Tender Offer may be directed to the Dealer Manager at the location and telephone numbers set forth below, and requests for additional copies of documentation related to the Tender Offer, requests for copies of the Indenture dated as of November 30, 2010 among the Company (successor to Affinity Group, Inc., a Delaware corporation), the guarantors party thereto from time to time, the Trustee and the Collateral Agent, under which the Notes were issued (as amended, supplemented or otherwise modified from time to time, the “Indenture”) and any questions or requests for assistance in tendering may be directed to the Information Agent and Tender Agent at the location and telephone numbers set forth on the second page of this Letter of Transmittal.  Holders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Tender Offer.

The Information Agent and Tender Agent for the Tender Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Attn: Elton Bagley

By Facsimile Transmission:

(212) 709-3328 (for eligible institutions only)

To Confirm Receipt of Facsimile by Telephone:

(212) 493-6996

Any questions regarding procedures for tendering Notes or requests for additional copies of documentation related to the Tender Offer should be directed to the Information Agent:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers, Call:

(212) 269-5550

All Others Call:

(800) 207-3158

Email: goodsam@dfking.com

The Dealer Manager for the Tender Offer is:

Goldman, Sachs & Co.

200 West Street

New York, NY 10282

Attn: Liability Management Group

(800) 828-3182 (Toll Free)

(212) 357-0215 (Collect)

Any questions regarding the terms of the Tender Offer may be directed to the Dealer Manager, and requests for additional copies of documentation related to the Tender Offer, requests for copies of the Indenture and any questions or requests for assistance in tendering may be directed to the Information Agent and Tender Agent.  Holders of Notes may also contact their brokers, dealers, commercial banks or trust companies for assistance concerning the Tender Offer.